  Exhibit 99.1

FOR IMMEDIATE RELEASE

NEURORX, INC. AND BIG ROCK PARTNERS ACQUISITION CORP. ANNOUNCE
COMMITTED $10 MILLION PIPE TO SUPPORT PROPOSED BUSINESS COMBINATION

Wilmington, DE and Delray Beach, FL – March 15, 2021 – NeuroRx, Inc. (“NeuroRx”), a clinical stage-small molecule pharmaceutical company and Big Rock Partners Acquisition Corp. (“Big Rock”) (NASDAQ: BRPA), a special purpose acquisition company, are pleased to announce that institutional investors have committed to a private investment of $10 million in the form of one million shares of common stock of the combined company at a price of $10.00 per share (the “PIPE”), which will close concurrently with the previously announced proposed business combination between NeuroRx and BRPA.

The PIPE transaction will provide the combined company with the capital resources to better enable it to accelerate product development of its drug portfolio.

On December 14, 2020, NeuroRx and BRPA announced that they had entered into a definitive agreement and plan of merger for a business combination that would result in NeuroRx becoming a wholly-owned subsidiary of BRPA, and with the NeuroRx shareholders receiving shares of BRPA. Upon the closing of the transaction, BRPA will change its name to “NeuroRx, Inc.”, and it is expected that its common stock and public warrants will be listed on the NASDAQ. The combined company will continue to operate under the current NeuroRx management team, led by Chief Executive Officer, Jonathan C. Javitt, MD, MPH. The proposed business combination, if approved by the stockholders of BRPA and NeuroRx, is currently expected to close in Q2 2021.

About NeuroRx

NeuroRx draws upon more than 100 years of collective drug development experience and is led by former senior executives of Johnson & Johnson, Eli Lilly, Pfizer, and AstraZeneca, PPD. In addition to its work on RLF-100, NeuroRx has been awarded Breakthrough Therapy Designation and a Special Protocol Agreement to develop NRX-101 in suicidal bipolar depression and is currently in Phase 3 trials. Its executive team is led by Prof. Jonathan C. Javitt, MD, MPH, who has served as a health advisor to four Presidential administrations and worked on paradigm-changing drug development projects for Merck, Allergan, Pharmacia, Pfizer, Novartis, and Mannkind, together with Robert Besthof, MIM, who served as the Global Vice President (Commercial) for Pfizer’s Neuroscience and Pain Division. Its Board of Directors and Advisors includes Hon. Sherry Glied, former Assistant Secretary, U.S. Dept. of Health and Human Services; Mr. Chaim Hurvitz, former President of the Teva International Group, Lt. Gen. HR McMaster, the 23rd National Security Advisor, Wayne Pines, former Associate Commissioner of the U.S. Food and Drug Administration, Judge Abraham Sofaer, and Daniel Troy, former Chief Counsel, U.S. Food and Drug Administration.

About Big Rock Partners Acquisition Corp.

Big Rock Partners is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Big Rock Partners' management team includes Richard Ackerman, Chairman, President, and Chief Executive Officer, and Bennett Kim, Chief Financial Officer, Chief Investment Officer, Corporate Secretary and Director. Big Rock’s securities are quoted on the Nasdaq Stock Exchange under the ticker symbols NASDAQ: BRPA, BRPAU, BRPAR and BRPAW.

Additional Information and Where to Find It

Big Rock intends to file a registration statement (“Registration Statement”), which will include a proxy statement for the solicitation of Big Rock shareholder approval and a prospectus for the offer and sale of Big Rock securities in the transaction, and other relevant documents with the Securities and Exchange Commission (“SEC”) to be used at its special meeting of shareholders to approve the proposed transaction with NeuroRx. The proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF BIG ROCK AND NEURORX ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement, prospectus and other documents containing important information about Big Rock and NeuroRx once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Additional Information Posted to Website
Big Rock will post information regarding the proposed transaction promptly at www.bigrockpartners.com. An investor presentation will also be furnished promptly by Big Rock to the SEC on a current report on Form 8-K, which can be viewed at the SEC’s website at www.sec.gov and www.bigrockpartners.com. Big Rock intends to use its website as additional means of disclosing information to investors, the media, and others interested in Big Rock. It is possible that certain information that Big Rock posts to its website could be deemed material information, and Big Rock encourages investors, the media, and others interested in Big Rock to review the business and financial information that Big Rock posts on its website as such information could be deemed to be material information.

Participants in the Solicitation

Big Rock, NeuroRx, and EBC and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Big Rock’s shareholders in connection with the proposed transaction. Investors and securityholders may obtain more detailed information regarding the names and interests in the proposed transaction of Big Rock’s directors and officers in Big Rock’s filings with the SEC, including the forthcoming proxy/prospectus statement and Big Rock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 30, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Big Rock’s shareholders in connection with the proposed business combination will be set forth in the Registration Statement for the proposed business combination when available.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward Looking Statements
Neither Big Rock Partners Acquisition Corp., NeuroRx nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this press release. The sole purpose of the press release is to assist persons in deciding whether they wish to proceed with a further review of the proposed transaction discussed herein and is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed transaction discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction.

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

This press release includes “forward-looking statements.” Big Rock Partners Acquisition Corp.’s and NeuroRx’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Big Rock Partners Acquisition Corp.’s and NeuroRx’s expectations with respect to future performance and anticipated financial impacts of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Big Rock Partners Acquisition Corp.’s and NeuroRx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the approvals, timing, and ability to complete the proposed business combination; (2) the combined company’s continued listing on the NASDAQ Capital Market after closing of the proposed business combination; (3) the benefits of the proposed business combination, including future financial and operating results of the combined company; (4) the inherent uncertainty associated with the FDA approval process; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction described therein and herein; (5) costs related to the proposed business combination; (6) changes in applicable laws or regulations; (7) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (8) the impact of COVID-19 or other adverse public health developments; and (9) other risks and uncertainties that will be detailed in the proxy statement/prospectus to be filed on Form S-4 with the SEC and as indicated from time to time in Big Rock Partners Acquisition Corp.’s filings with the SEC.

Big Rock Partners Acquisition Corp. cautions that the foregoing list of factors is not exclusive. Big Rock Partners Acquisition Corp. cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Big Rock Partners Acquisition Corp. does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.
CORPORATE CONTACTS

NeuroRx, Inc.
Jonathan C. Javitt, M.D., MPH
Chief Executive Officer
NeuroRx, Inc.
ceo@neurorxpharma.com

MEDIA CONTACT

NeuroRx (United States):
David Schull
Russo Partners, LLC
david.schull@russopartnersllc.com
858-717-2310

INVESTOR RELATIONS

NeuroRx (United States)
Brian Korb
Solebury Trout
bkorb@troutgroup.com
917-653-5122